Exhibit 10.4

CHP LEAWOOD KS MOB OWNER, LLC, as mortgagor

(Borrower)

to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as mortgagee

(Lender)

MORTGAGE AND SECURITY AGREEMENT

(Doctors Specialty Hospital – Second)

Dated:	As of August 16, 2013

Legal Description: SEE EXHIBIT A

Location:	4901 College Boulevard, Leawood
Lot:	Lot 1, Scottsdale Asset Management II
County:	Johnson County, Kansas

PREPARED OUT-OF-STATE BY
AND WHEN RECORDED MAIL TO:

Seyfarth Shaw LLP
1075 Peachtree Street, N.E., Suite 2500
Atlanta, Georgia 30309-3962
Attention: Jay Wardlaw, Esq.
Deal Name: CNL MOB Portfolio
Loan Number: 706109202

THE MAXIMUM AMOUNT SECURED BY THIS

INSTRUMENT SHALL IN NO EVENT EXCEED $5,000,000.00.

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

MORTGAGE AND SECURITY AGREEMENT

(Doctors Specialty Hospital – Second)

THIS MORTGAGE AND SECURITY AGREEMENT (this “Instrument”) is made as of the 16th day of August, 2013, by CHP LEAWOOD KS MOB OWNER, LLC, a Delaware limited liability company having its principal office and place of business at c/o CNL Healthcare Properties, Inc., 450 South Orange Avenue, Orlando, Florida 32801, as mortgagor (“Borrower”), to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Attention: Asset Management Department; Reference Loan No. 706109202, as mortgagee (“Lender”).

RECITALS:

1. Lender has made on the date hereof the Loan (as defined in the Loan Agreement [defined below]) to Borrower and one or more affiliates of Borrower (collectively, “Related Borrowers”; Borrower and the Related Borrowers collectively referred to as “Borrowers”) evidenced by the Notes (as defined in the Loan Agreement), and secured by, among other things, (i) the Property (as hereinafter defined), and (ii) certain other properties, as identified from time to time in the Loan Agreement, owned by one or more of the Related Borrowers (collectively, the “Other Properties”).

2. The Loan is governed by that certain Loan Agreement dated as of the date hereof by and among Borrower, Related Borrowers and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

3. In connection with Borrowers' obtaining the Loan from Lender, Borrower has guaranteed (or will guarantee), pursuant to that certain Supplemental Guaranty dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Supplemental Guaranty”), the payment of the Loans (defined below) and the payment and performance of the Pool Obligations (as defined in the Loan Agreement, but excluding therefrom Borrower's obligations under its Individual Loan Documents [as defined in the Loan Agreement]) of the Related Borrowers. As additional security for the Loan, Borrower has agreed to grant Lender a second-priority mortgage lien on and security interest in the Property pursuant to this Instrument. Borrower acknowledges that Lender would not have made the Loan to Borrowers unless Borrower executed and delivered this Instrument. NOTWITHSTANDING THE FOREGOING, NO ADDITIONAL FUNDS HAVE BEEN ADVANCED BY LENDER TO BORROWER IN CONNECTION WITH THIS INSTRUMENT.

4. Lender has required, as a condition to making the Loans to Borrowers that Borrower execute and deliver this Instrument, and Borrower, in order to obtain the Other Loan (defined below), is willing to execute and deliver this Instrument.

5. Borrower desires to secure the payment of and the performance of all of the obligations of Related Borrowers under the Note (defined below) and the Obligations (defined below).

IN CONSIDERATION of the making of the Loans and the Other Loan, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower irrevocably:

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

A. Grants, bargains, sells, assigns, transfers, pledges, mortgages, warrants, and conveys to Lender, and grants Lender a security interest in, the following property, rights, interests and estates owned by Borrower (collectively, the “Property”):

(i) The real property in Johnson County, Kansas, and described in Exhibit A (the “Land”);

(ii) All of Borrower’s right, title and interest in and to all buildings, structures and improvements (including fixtures) now or later located in or on the Land (the “Improvements”);

(iii) All easements, estates, and interests including hereditaments, servitudes, appurtenances, tenements, mineral and oil/gas rights, water rights, air rights, development power or rights, options, reversion and remainder rights, and any other rights owned by Borrower and relating to or usable in connection with or providing access to the Land or Improvements;

(iv) All right, title, and interest owned by Borrower in and to all land lying within the rights-of-way, roads, or streets, open or proposed, adjoining the Land to the center line thereof, and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Land;

(v) All right, title, and interest of Borrower in, to, and under, to the extent assignable, all plans, specifications, surveys, studies, reports, permits, licenses, agreements, contracts, instruments, books of account, insurance policies, and any other documents relating to the use, construction, occupancy, leasing, activity, or operation of the Land or Improvements; provided, however, that any such plans and specifications transferred hereunder are transferred for use in connection with the Property only and for no other purpose;

(vi) All of the fixtures and personal property described in Exhibit B owned by Borrower and replacements thereof; but excluding all fixtures and personal property owned by any tenant (a “Tenant”) of the Property;

(vii) All of Borrower’s right, title and interest in the proceeds (including conversion to cash or liquidation claims) of (A) insurance relating to the Property and (B) all awards made for the taking by eminent domain (or by any proceeding or purchase in lieu thereof) of the Property, including awards resulting from a change of any streets (whether as to grade, access, or otherwise) and for severance damages;

(viii) All of Borrower’s right, title and interest in and to all tax refunds, including interest thereon, tax rebates, tax credits, and tax abatements, and the right to receive the same, which may be payable or available with respect to the Property;

(ix) All leasehold estates, ground leases, leases, subleases, licenses, or other agreements affecting the use, enjoyment or occupancy of the Property now or later existing (including any use or occupancy arrangements created pursuant to Title 7 or 11 of the United States Code, as amended from time to time, or any similar federal or state laws now or later enacted for the relief of debtors [the “Bankruptcy Code”]) and all extensions and amendments thereto (collectively, the “Leases”) and all of Borrower’s right, title and interest under the Leases, including all guaranties thereof;

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

(x) All rents, issues, profits, royalties, receivables, use and occupancy charges (including all oil, gas or other mineral royalties and bonuses), income and other benefits now or later derived from any portion or use of the Property (including, without limitation, any payments received with respect to any Tenant or the Property pursuant to the Bankruptcy Code) and all cash, security deposits, advance rentals, or similar payments relating thereto (collectively, the “Rents”) and all proceeds from the cancellation, termination, surrender, sale or other disposition of the Leases, and the right to receive and apply the Rents to the payment of the Obligations;

(xi) All of Borrower’s rights and privileges heretofore or hereafter otherwise arising in connection with or pertaining to the Property, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, declaration of covenants, restrictions and easements or like instrument, developer’s agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale or use of the Property; and

(xii) All of Borrower’s inventory, accounts, accounts receivable, contract rights, general intangibles, and all proceeds thereof relating to the Property.

B. Absolutely and unconditionally assigns, sets over, and transfers to Lender all of Borrower’s right, title, interest and estates in and to the Leases and the Rents, subject to the terms and license granted to Borrower under that certain Assignment of Leases and Rents (Doctors Specialty Hospital – Second) made by Borrower to Lender dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Subordinate Assignment”), which document shall govern and control the provisions of this assignment.

TO HAVE AND TO HOLD the Property unto Lender and its successors and assigns forever, and Borrower hereby binds itself and its successors and assigns to warrant and forever defend the title to the Property unto Lender, its successors and assigns, against the claim or claims of all persons claiming the same or any part thereof, subject to the Permitted Encumbrances (as defined in the Loan Agreement) and the provisions, terms and conditions of this Instrument.

PROVIDED, HOWEVER, if Borrower shall pay and perform (or cause to be paid or performed) the Obligations as provided for in the Documents (defined below) and shall comply with (or cause Property Manager to comply with) all the provisions, terms and conditions in the Documents, these presents and the estates hereby granted (except for the obligations of Borrower set forth in Sections 3.11 and 3.12 and Article VIII of the Loan Agreement) shall cease, terminate and be void.

IN FURTHERANCE of the foregoing, Borrower warrants, represents, covenants and agrees as follows:

ARTICLE I - OBLIGATIONS; DOCUMENTS; INCORPORATION; DEFINITIONS

Section 1.01 Obligations. This Instrument is executed, acknowledged, and delivered by Borrower to secure and enforce the following obligations (collectively, the “Obligations”):

(a) Payment of all obligations, indebtedness and liabilities under the Documents including (i) the Prepayment Premium, (ii) interest at both the Note Rate and at the Default Rate, if applicable and to the extent permitted by Laws, and (iii) renewals, extensions, and amendments of the Documents;

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

(b) Performance of every obligation, covenant, and agreement under the Documents including renewals, extensions, and amendments of the Documents; and

(c) Payment of all sums advanced (including costs and expenses) by Lender pursuant to the Documents including renewals, extensions, and amendments of the Documents.

Section 1.02 Documents; Incorporation. The “Documents” shall mean the Supplemental Guaranty, this Instrument, the Subordinate Assignment, the Loan Agreement (as it relates to the Loan and the obligations made by or owing by the Related Borrowers relating to the Other Properties) and any other written agreement executed in connection with the Other Loan (but excluding the Loan application and Loan commitment) and by the party against whom enforcement is sought, including those given to evidence or further secure the payment and performance of any of the Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the other Documents (including, without limitation, the limited and full recourse liability provisions of Article VIII of the Loan Agreement) are incorporated into this Instrument to the same extent and with the same force as if fully set forth in this Instrument.

Section 1.03 Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. The terms set forth below are defined in the following sections of this Instrument:

Bankruptcy Code	Recitals, Section 5(A)(x)
Borrower	Preamble
Borrowers	Recitals , Section 1
Documents	Section 1.02
First Priority Mortgage	Section 7.05
Future Advances	Section 6.01
Improvements	Recitals, Section 5(A)(ii)
Instrument	Preamble
K.S.A.	Section 6.01
Land	Recitals, Section 5(A)(i)
Leases	Recitals, Section 5(A)(ix)
Lender	Preamble
Loan	Recitals, Section 1
Loans	Section 7.01(a)
Loan Agreement	Recitals, Section 2
Note	Section 7.01(b)
Notes	Recitals, Section 1
Notice	Section 5.02
Obligations	Section 1.01
Other Documents	Section 7.03
Other Loan	Section 7.01(c)
Other Mortgages	Section 7.02
Other Note	Section 7.01(d)

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

Other Properties	Recitals, Section 1
Personal Property	Section 3.02(j)
Property	Recitals, Section 5(A)
Related Borrowers	Recitals, Section 1
Rents	Recitals, Section 5(A)(x)
Subordinate Assignment	Recitals, Section 5(B)
Tenant	Recitals, Section 5(A)(vi)

ARTICLE II - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY

Section 2.01 Due-on-Sale or Encumbrance. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Obligations, and the entire Obligations (including any Prepayment Premium) shall become immediately due and payable, if, without Lender’s prior written consent (which consent may be given or withheld for any or for no reason or given conditionally, in Lender’s sole discretion), any of the events set forth in Section 5.01 of the Loan Agreement shall occur.

ARTICLE III - DEFAULTS AND REMEDIES

Section 3.01 Events of Default. The occurrence of an Event of Default (as such term is defined in Section 6.01 of the Loan Agreement) shall constitute, at Lender’s option, an Event of Default under this Instrument and the other Documents.

Section 3.02 Remedies. If an Event of Default occurs, Lender or any person designated by Lender may (but shall not be obligated to) take any enforcement action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender’s rights under the Documents or Laws including the following actions:

(a) accelerate and declare the entire unpaid Obligations immediately due and payable, except for defaults under Sections 6.01(f), 6.01(g), 6.01(h), or 6.01(i) of the Loan Agreement which shall automatically make the Obligations immediately due and payable;

(b) judicially or otherwise, (i) completely foreclose this Instrument or (ii) partially foreclose this Instrument for any portion of the Obligations due and the lien and security interest created by this Instrument shall continue unimpaired and without loss of priority as to the remaining Obligations not yet due;

(c) sell for cash or upon credit the Property and all right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale;

(d) recover judgment on any Note either before, during or after any proceedings for the enforcement of the Documents and without any requirement of any action being taken to (i) realize on the Property or (ii) otherwise enforce the Documents;

(e) seek specific performance of any provisions in the Documents;

(f) apply for the appointment of a receiver, custodian, trustee, liquidator, or conservator of the Property without (i) notice to any person, (ii) regard for (A) the adequacy of the security for the Obligations

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

or (B) the solvency of Borrower or any person liable for the payment of the Obligations; and Borrower and any person so liable waives or shall be deemed to have waived the foregoing and any other objections to the fullest extent permitted by Laws and consents or shall be deemed to have consented to such appointment;

(g) with or without entering upon the Property, (i) exclude Borrower and any person from the Property without liability for trespass, damages, or otherwise; (ii) take possession of, and Borrower shall surrender on demand, all books, records, and accounts relating to the Property; (iii) give notice to Tenants or any person, make demand for, collect, receive, sue for, and recover in its own name all Rents and cash collateral derived from the Property; (iv) use, operate, manage, preserve, control, and otherwise deal with every aspect of the Property, subject to applicable Laws, including (A) conducting its business, (B) insuring it, (C) making all repairs, renewals, replacements, alterations, additions, and improvements to or on it, (D) completing the construction of any Improvements in manner and form as Lender deems advisable, and (E) executing, modifying, enforcing, and terminating new and existing Leases on such terms as Lender deems advisable and evicting any Tenants in default; (v) apply the receipts from the Property to payment of the Obligations, in any order or priority determined by Lender, after first deducting all Costs, expenses, and liabilities incurred by Lender in connection with the foregoing operations and all amounts needed to pay the Impositions and other expenses of the Property, as well as just and reasonable compensation for the services of Lender and its attorneys, agents, and employees; and/or (vi) in every case in connection with the foregoing, exercise all rights and powers of Borrower or Lender with respect to the Property, either in Borrower’s name or otherwise;

(h) release any portion of the Property for such consideration, if any, as Lender may require without, as to the remainder of the Property, impairing or affecting the lien or priority of this Instrument or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been actually reduced, and Lender may accept by assignment, pledge, or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder;

(i) apply any Deposits to the following items in any order and in Lender’s sole discretion: (A) the Obligations, (B) Costs, (C) advances made by Lender under the Documents, and/or (D) Impositions;

(j) take all actions permitted under the U.C.C. of the State of Kansas including (i) the right to take possession of all tangible and intangible personal property now or hereafter included within the Property (the “Personal Property”) and take such actions as Lender deems advisable for the care, protection and preservation of the Personal Property and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower at least ten (10) Business Days prior to such action shall constitute commercially reasonable notice to Borrower; or

(k) take any other action permitted under any Laws.

If Lender exercises any of its rights under Section 3.02(g), Lender shall not (a) be deemed to have entered upon or taken possession of the Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose; (b) be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession; nor (c) be liable (i) to account for any action taken pursuant to such exercise other than for Rents actually received by Lender, (ii) for any loss sustained by Borrower

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

resulting from any failure to lease the Property, or (iii) any other act or omission of Lender except for losses caused by Lender’s willful misconduct or gross negligence. Borrower hereby consents to, ratifies, and confirms the exercise by Lender of its rights under this Instrument and appoints Lender as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable, for such purposes.

Section 3.03 Expenses. All Costs, expenses, allocated or accrued fees, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents, which are reimbursable or payable to Lender by Borrower under the Documents, together with interest thereon at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Obligations, (b) secured by this Instrument, and (c) allowed and included as part of the Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents.

Section 3.04 Rights Pertaining to Sales. To the extent permitted under (and in accordance with) any Laws, the following provisions shall, as Lender may determine in its sole discretion, apply to any sales of the Property under this Article III, whether by judicial proceeding, judgment, decree, power of sale, foreclosure or otherwise: (a) Lender may conduct a single sale of the Property or multiple sales of any part of the Property in separate tracts or in its entirety or any other manner consistent with applicable Laws as Lender deems in its best interests and Borrower waives any right to require otherwise; (b) if Lender elects more than one sale of the Property, Lender may at its option cause the same to be conducted simultaneously or successively, on the same day or on such different days or times and in such order as Lender may deem to be in its best interests, no such sale shall terminate or otherwise affect the lien of this Instrument on any part of the Property not then sold, and Borrower shall pay the costs and expenses of each such sale; (c) any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice; or such sale may occur, without further notice, at the time fixed by the last postponement or a new notice of sale may be given; and (d) Lender may acquire the Property and, in lieu of paying cash, may pay by crediting against the Obligations the amount of its bid, after deducting therefrom any sums which Lender is authorized to deduct under the provisions of the Documents. After any such sale, Lender shall deliver to the purchaser at such sale a deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in any such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Borrower or Lender, may purchase at such sale.

Section 3.05 Application of Proceeds. Any proceeds received from any sale or disposition under this Article III or otherwise, together with any other sums held by Lender, shall, except as expressly provided to the contrary, be applied in the order determined by Lender to: (a) payment of all Costs and expenses of any enforcement action or foreclosure sale, transfer of title by power of sale, or otherwise, including interest thereon at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws, (b) all taxes, Assessments, and other charges unless the Property was sold subject to these items; (c) payment of the Obligations in such order as Lender may elect; (d) payment of any other sums secured or required to be paid by Borrower; and (e) payment of the surplus, if any, to any person lawfully entitled to receive it. Borrower and Lender intend and agree that during any period of time between any foreclosure judgment that may be obtained and the actual foreclosure sale that the foreclosure judgment will not extinguish the Documents or any rights contained therein including the obligation of Borrower to pay all Costs and to pay interest at the applicable interest rate specified in the Loan Agreement, which shall be the Default Rate unless prohibited by Laws.

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

Section 3.06 Additional Provisions as to Remedies. No failure, refusal, waiver, or delay by Lender to exercise any rights under the Documents upon any default or Event of Default shall impair Lender’s rights or be construed as a waiver of, or acquiescence to, such or any subsequent default or Event of Default. No recovery of any judgment by Lender and no levy of an execution upon the Property or any other property of Borrower shall affect the lien and security interest created by this Instrument and such liens, rights, powers, and remedies shall continue unimpaired as before. Lender may resort to any security given by this Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights, or benefits granted hereunder. Acceptance of any payment after any Event of Default shall not be deemed a waiver or a cure of such Event of Default and such acceptance shall be deemed an acceptance on account only. If Lender has started enforcement of any right by foreclosure, sale, entry, or otherwise and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Borrower and Lender shall be restored to their former positions and rights under the Documents with respect to the Property, subject to the lien and security interest hereof.

Section 3.07 Waiver of Rights and Defenses. To the fullest extent Borrower may do so under Laws, Borrower (a) will not at any time insist on, plead, claim, or take the benefit of any statute or rule of law now or later enacted providing for any appraisement, valuation, stay, extension, moratorium, redemption, or any statute of limitations; (b) for itself, its successors and assigns, and for any person ever claiming an interest in the Property (other than Lender), waives and releases all rights of redemption, reinstatement, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, all rights to a marshaling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation, in the event of foreclosure (or extinguishment by transfer of title by power of sale) of the liens and security interests created under the Documents; (c) shall not be relieved of its obligation to pay the Obligations as required in the Documents nor shall the lien or priority of the Documents be impaired by any agreement renewing, extending, or modifying the time of payment or the provisions of the Documents (including a modification of any interest rate), unless expressly released, discharged, or modified by such agreement. Regardless of consideration and without any notice to or consent by the holder of any subordinate lien, security interest, encumbrance, right, title, or interest in or to the Property, Lender may (a) release any person liable for payment of the Obligations or any portion thereof or any part of the security held for the Obligations or (b) modify any of the provisions of the Documents without impairing or affecting the Documents or the lien, security interest, or the priority of the modified Documents as security for the Obligations over any such subordinate lien, security interest, encumbrance, right, title, or interest.

Section 3.08 Additional Credit Bidding. In connection with any sale of the Property pursuant to Section 363 of the Bankruptcy Code or any plan under the Bankruptcy Code, Lender shall have the right to acquire the Property and, in lieu of paying cash, Lender shall have the right (at its option) to pay by crediting against the Obligations the amount of its bid, after deducting therefrom any sums which Lender is authorized to deduct under the provisions of the Documents.

ARTICLE IV - SECURITY AGREEMENT

Section 4.01 Security Agreement. This Instrument constitutes both a real property mortgage and a “security agreement” within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrower in the Property. Borrower grants to Lender, as security for the Obligations, a security interest in the Personal Property to the fullest extent that the Personal Property may be subject to the U.C.C. Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to the Personal Property without the signature of Borrower if permitted by Laws.

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

ARTICLE V - ADDITIONAL PROVISIONS

Section 5.01 Usury Savings Clause. Without limiting Section 1.02 above, the provisions of Section 9.01 of the Loan Agreement are hereby incorporated by reference into this Instrument to the same extent and with the same force as if fully set forth herein.

Section 5.02 Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

If to Borrower:

CHP LEAWOOD KS MOB OWNER, LLC

c/o CNL Healthcare Properties, Inc.

450 South Orange Avenue

Orlando, Florida 32801

Attention:     Joseph T. Johnson, SVP and CFO,

                      and Holly J. Greer, SVP and

                      General Counsel

With a copy of notices sent to Borrower to: LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A. 215 N. Eola Drive Orlando, Florida 32801 Attention: Peter Luis Lopez, Esq.

If to Lender:

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

c/o Prudential Asset Resources, Inc.

2100 Ross Avenue, Suite 2500

Dallas, Texas 75201

Attention: Asset Management Department

Reference Loan No. 706109202

With a copy of notices sent to Lender to:

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

c/o Prudential Asset Resources, Inc.

2100 Ross Avenue, Suite 2500

Dallas, Texas 75201

Attention: Legal Department

Reference Loan No. 706109202

Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.

Section 5.03 Applicable Law and Submission to Jurisdiction. This Instrument shall be governed by and construed in accordance with the laws of the State of Kansas and the applicable laws of the United States of America. Without limiting Lender’s right to bring any Action (as defined in the Loan Agreement) in the courts of other jurisdictions, Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the State of Kansas, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

Section 5.04 Transfer of Loan.

(a) Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue Securities (as defined in the Loan Agreement). Lender may forward to any Investors (as defined in the Loan Agreement), to any Rating Agency (as defined in the Loan Agreement) rating such Securities and to any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, Borrower, any guarantor, any indemnitor(s), the Leases, and the Property, whether furnished by Borrower, any guarantor, any indemnitor(s) or otherwise, as Lender determines advisable. Borrower, any guarantor and any indemnitor of Borrower’s obligations under the Documents agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section 5.04 including the delivery of an estoppel certificate in accordance with Section 3.16 of the Loan Agreement and such other documents as may be reasonably requested by Lender. Borrower shall also furnish consent of any Borrower, any guarantor and any indemnitor in order to permit Lender to furnish such Investors or such prospective Investors or such Rating Agency with any and all information concerning the Property, the Leases, the financial condition of Borrower, any guarantor and any indemnitor, as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency and which may be complied with without undue expense.

(b) Borrower agrees that upon any assignment or transfer of the Documents by Lender to any third party, Lender shall have no obligations or liabilities under the Documents for the period from and after such assignment or transfer, such third party shall be substituted as the lender under the Documents for all purposes, and Borrower shall look solely to such third party for the performance of any obligations under the Documents or with respect to the Other Loan arising from and after the date of such assignment or transfer.

(c) Upon an assignment or other transfer of the Documents, Lender may, at its discretion, pay over the Deposits in its possession and deliver all other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred to Borrower or to the assignee or transferee of the Documents. If the Deposits are transferred or assigned to the assignee or transferee, then Borrower shall then look solely to such assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits and any other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to a new assignee or transferee. Subject to the provisions of Section 5.01 of the Loan Agreement, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits.

Section 5.05 Miscellaneous. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than Borrower, then Lender may, without notice to Borrower, deal with such person regarding the Documents or the Obligations in the same manner as with Borrower without in any way vitiating or discharging Borrower’s liability under the Documents or being deemed to have consented to the

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, this Instrument and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger, and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of this Instrument, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or transfer of title by power of sale), by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure (or transfer of title by power of sale). All of Borrower’s covenants and agreements under the Documents shall run with the land and time is of the essence. Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of Borrower of any of the documents listed in Sections 3.04, 3.19, 4.01, and 6.02 of the Loan Agreement. The Documents cannot be amended, terminated, or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release, or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to the Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender or Borrower, as the case may be, as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, Borrower or Lender, as the case may be, will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions. Any reviews, inspections, reports, approvals or similar items conducted, made or produced by or on behalf of Lender with respect to Borrower, the Property or the Loan are for loan underwriting and servicing purposes only, and shall not constitute an acknowledgment, representation or warranty of the accuracy thereof, or an assumption of liability with respect to Borrower, Borrower’s contractors, architects, engineers, employees, agents or invitees, present or future tenants, occupants or owners of the Property, or any other party.

Section 5.06 Entire Agreement. Except as provided in Section 3.17 of the Loan Agreement, (a) the Documents and Borrower’s Individual Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application and Loan commitment, and (b) Borrower is not relying on any representations or warranties of Lender except as expressly set forth in the Documents.

Section 5.07 WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR BORROWER IN CONNECTION THEREWITH.

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

ARTICLE VI - LOCAL LAW PROVISIONS

Section 6.01 Waiver of Redemption. Without limiting the generality of any other waivers contained in this Instrument, Mortgagor expressly waives all rights of redemption under Kansas Statutes Annotated (“K.S.A.”) § 60-2414.

Section 6.02 Power of Sale References. The provisions of Article V and Article VII of this Instrument are uniform provisions for use in more than one jurisdiction. For purposes of this Instrument serving as a mortgage covering real estate located in the State of Kansas, provisions assuming or implying the availability of foreclosure by power of sale shall be deemed to be qualified by the phrase “to the extent, if any, such power of sale is permitted under applicable law”.

Section 6.03 Attorney’s Fees and Collection Costs. Notwithstanding anything to the contrary contained in this Instrument or the other Documents, Lender shall not be entitled under any provision of this Instrument or the other Documents to recover from Borrower costs of collection to the extent (a) such costs include costs that were incurred by a salaried employee of Lender or its assignee or (b) such recovery would result in payment by Borrower of both attorneys’ fees and collection agency fees.

Section 6.04 Future Advances. This Instrument secures future advances under the Note and the Loan Agreement pursuant to K.S.A. § 58-2336. The maximum amount secured by this Instrument shall in no event exceed $5,000,000.00.

Section 6.05 Business Purposes. The Loan secured by this Instrument is a “business loan” within the meaning of K.S.A. § 16-207.

ARTICLE VII - SPECIAL PROVISIONS

Section 7.01 Other Definitions. As used in this Instrument, the following terms shall have the following meanings:

(a) Loans: Collectively, all of the loans evidenced by the Note.

(b) Note: Collectively, all of the promissory notes defined and identified from time to time in the Loan Agreement as the “Notes,” with the exception of that certain promissory note defined herein as the “Other Note,” as the same are amended, renewed, extended, supplemented, restated or otherwise modified from time to time in accordance with the provisions of the Loan Agreement or such promissory note.

(c) Other Loan: The loan evidenced by the Other Note.

(d) Other Note: That certain Promissory Note (Doctors Specialty Hospital) dated as of the date hereof, from Borrower, as maker, and payable to the order of Lender, as holder, in the original principal amount of Four Million Five Hundred Ten Thousand and No/100 U.S. Dollars ($4,510,000.00), as the same may be amended, renewed, extended, supplemented, restated or otherwise modified from time to time in accordance with the provisions of the Loan Agreement or such promissory note.

Section 7.02 Optional Cross-Collateralization Provisions. At Lender’s sole option and election, the lien of this Instrument on the Property and the Documents shall also secure and are hereby cross-collateralized with the liens, security title and security interests of each of those certain mortgages and security

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

agreements and deeds of trust and security agreements executed by any of the Related Borrowers, for the benefit of Lender, encumbering the Other Properties (collectively, the “Other Mortgages”). If Lender has elected to have the lien of this Instrument on the Property also secure and be cross-collateralized with the liens of the Other Mortgages, then, in the event of an Event of Default under any of the Documents, Borrower hereby acknowledges and agrees that Lender shall have the right, after the expiration of any applicable cure period, to exercise its rights and remedies for a default under any or all of the Documents and any of the Other Mortgages.

Section 7.03 Cross Default and Notice Provisions. Any Event of Default under any of the Documents shall constitute, at Lender’s option, an Event of Default under all of the other Documents and under any documents of even date with this Instrument, executed by any of the Related Borrowers, for the benefit of Lender, evidencing, securing or relating to the payment of any indebtedness other than the indebtedness secured by this Instrument and the performance of any obligation other than the Obligations, in connection with the Other Properties, including, but not limited, to the Other Mortgages, exclusive of the Documents (the “Other Documents”). Any Event of Default under any of the Other Documents shall constitute, at Lender’s option, an Event of Default under the Documents. In the event of a default under any of the Documents or any of the Other Documents, Borrower hereby acknowledges and agrees that: (A) Lender shall only be obligated to send one (1) notice of default to any one of Borrowers, and (B) said notice shall be deemed notice to all Borrowers under all of the Documents and under all of the Other Documents (including, without limitation, this Instrument and any of the Other Mortgages).

Section 7.04 Application of Funds. At any time that Lender has the right or option hereunder to apply any funds in its possession (to the extent permitted by applicable Laws) to the Obligations following the occurrence of an Event of Default under any of the Documents or under the Other Documents, Lender shall be entitled to apply such amounts (to the extent permitted by applicable Laws) to any Note or the Other Note, regardless of whether under the terms of such note(s) such amounts are then due and payable.

Section 7.05 Subordination of this Instrument. This Instrument shall be in all respects subject and subordinate to that certain Mortgage and Security Agreement (Doctors Specialty Hospital - First) made by Borrower in favor of Lender as of the date of this Instrument with respect to the Property (the “First Priority Mortgage”) and that certain Assignment of Leases and Rents (Doctors Specialty Hospital - First) made by Borrower to Lender as of the date of this Instrument with respect to the Property.

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[SIGNATURES ON FOLLOWING PAGE]

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

IN WITNESS WHEREOF, the undersigned has executed this Instrument as of the day first set forth above.

BORROWER:

CHP LEAWOOD KS MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube [SEAL]
Name:	Joshua J. Taube
Title:	Vice President

STATE OF GEORGIA	)
) SS.
COUNTY OF FULTON	)

This Assignment was acknowledged before me on the 15th day of August, 2013, by Joshua J. Taube, as Vice President of CHP Leawood KS MOB Owner, LLC, a Delaware limited liability company.

/s/ Darlene S. Nutter
Notary Public

Darlene S. Nutter
Printed Name

September 5, 2015
My Commission expires

[SEAL]

1

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)

EXHIBIT A

LEGAL DESCRIPTION

(Doctors Specialty Hospital)

[Intentionally Omitted]

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY SECURITY

[Intentionally Omitted]

1

Prudential Loan No. 706109202

CNL MOB Portfolio

Mortgage and Security Agreement

(Doctors Specialty Hospital - Second)